                                                                   Exhibit 10.13

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANT REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER.

No. C-1
                   No. of Shares Subject to Warrant:  51,993


Void after 5:00 p.m. Philadelphia Time on April 10, 2002.


                                    WARRANT
                           TO PURCHASE COMMON STOCK
                                      OF
                                ORTHOVITA, INC.


          This is to certify that, for value received, Schroder Ventures International Life Sciences Fund LP1 ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from Orthovita, Inc., a Pennsylvania corporation ("Company"), 51,993 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a price of $4.25 per share at any time during the period beginning April 11, 1997 and ending at 5:00 p.m. Philadelphia Time on April 10, 2002. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

          (a) EXERCISE OF WARRANT. Subject to the provisions of Section (g) hereof, this Warrant may be exercised in whole or in part at any time or from beginning on April 11, 1997 and ending at 5:00 p.m. Philadelphia Time on April 10, 2002, or if such day is a day on which banking institutions in the Commonwealth of Pennsylvania are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. The Purchase Price shall be paid by delivering either: (i) a certified check, bank draft or wire transfer of immediately available funds to the order of the Company or (ii) this Warrant with instructions that the Company retain as payment of the Purchase Price such number of Warrant Shares as shall be determined under the next sentence (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall receive that number of Warrant Shares determined by multiplying the number of Warrant Shares for which the Cashless Exercise is made by a fraction, the numerator of which shall be the difference between the then Current Market Price (as defined below) per Warrant Share and the Exercise Price, and the denominator of which shall be the then Current Market Price per share of Common Stock. The remaining Warrant Shares for which Cashless Exercise has been made shall be deemed to have been paid to the Company as the Exercise Price. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company, if any, at its office, in proper form for exercise and together with payment of the Exercise Price in the manner provided herein, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, the certificates for the shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares and the Holder shall not be deemed to have become a holder of record of such shares.

For purposes hereof:

          "Appraised Value" means, in respect of any share of Common Stock on any date herein specified, the value attributable to such share of Common Stock if all of the assets of the Company and its subsidiaries were sold as of the last day of a fiscal month to end within 60 days prior to such date specified, and thereafter liquidated in accordance with the terms of the Company's Articles of Incorporation, as determined in good faith by the Board of Directors of the Company.

          "Book Value" means, in respect of any share of Common Stock on any date herein specified, the value attributable to such share of Common Stock if all of the assets of the Company and its subsidiaries were sold for the consolidated book value thereof as of the last day of any month immediately preceding such date, and thereafter liquidated in accordance with the Company's Articles of Incorporation, as determined in accordance with generally accepted accounting principles in the United States.

          "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Current Market Price" means, in respect of the Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date and (b) the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for the Stock, the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such date on the principal stock exchange on which the Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the national Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Company.

          (b) RESERVATION AND STATUS OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. All shares of Common Stock which shall be issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

          (c) FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares on the exercise of Warrants. If any fraction of a share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will (1) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (2) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

          (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OR WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (g), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be canceled. If this Warrant should be assigned in part only, the Company shall, upon surrender of this Warrant in accordance with the procedures set forth in the preceding sentence, execute and deliver, in addition to the new Warrant described in the preceding sentence, a new Warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable thereunder. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

          (f) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

          (f) ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

               (1) Whenever the "Conversion Factor" (as defined in the Statement of Designation, Preferences and Rights of Class C Convertible Preferred Stock of Orthovita, Inc. (the "Statement of Designation") is adjusted pursuant to the terms of the Statement of Designation, the Exercise Price shall also be adjusted to an amount equal to such adjusted Conversion Factor, effective immediately upon the adjustment of the Conversion Factor.

               (2) If any capital reorganization or reclassification of the capital stock of the Company (other than as set forth in subsection (1) of this Section (f)), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

               (3) Upon each adjustment of the Exercise Price pursuant to subsection (1) of this Section (f), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of such Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

               (4) Irrespective of any adjustments of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar Warrants previously issued.

               (5) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's Board of Directors, to make any computation required under this Section (f) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (f).

               (6) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (f), the Company shall (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of a Warrant.

               (7) The Exercise Price and the number of shares issuable upon exercise of a Warrant shall not be adjusted except in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section
(f).

          (g) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of unless Holder provides the Company with an opinion of counsel satisfactory to the

Company in form satisfactory to the Company that this Warrant or the Warrant Shares or such other security may be legally transferred without violating the Securities Act of 1933 and any other applicable securities law and then only against receipt of an agreement of the transferee to comply with the provisions of this Section (g) with respect to any resale or other disposition of such securities.

          (h) NOTICE GENERALLY. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express or by other messenger) or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed to the Holder at the address provided to the Company by such Holder or to the Company at 45 Great Valley Parkway, Malvern, Pennsylvania 19355, or such other address as shall have been furnished in writing to the party giving or making such notice, demand or delivery.

          (i) GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

               IN WITNESS WHEREOF, the Company, intending to be legally bound, has caused this Warrant to be executed by a duly authorized officer as an instrument under seal on this 11th day of April, 1997.

                         ORTHOVITA, INC.


                         By: \s\David S. Joseph
                             -----------------------------------
                             President